SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                  Amendment # 1
                                 Current Report
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 4, 1998

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

              Nevada                       0-10421            74-2170858
      (State or other jurisdiction of     (Commission         (IRS Employer
          incorporation)                  File Number)       Identification No.)

                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                          (Registrant's telephone number,
                              including area code)


The registrant hereby amends Item 7 of its Current Report on Form 8-K, dated August 25, 1998, as set forth in the pages attached hereto.

     Item 7.Financial Statements and Exhibits.
            ---------------------------------


(c)  Exhibits
            Exhibit  23.1 - Consent of Arthur  Andersen  LLP,Independent  Public
                            Accountants,  dated  September  4, 1998.

            Exhibit  23.2 - Consent of Ernst and Young LLP,Independent Public
                            Accountants,  dated September 4, 1998.

                                                    SIGNATURES
                                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CORNERSTONE PROPERTIES INC.
                                        (Registrant)

                                        By:  /s/ John S. Moody
                                             -----------------------------------
                                             John S. Moody, President and
                                             Chief Executive Officer

                                        Date:  September 4, 1998


                                        By:  /s/ Kevin P. Mahoney
                                             -----------------------------------
                                             Kevin P. Mahoney, Senior Vice
                                             President and Chief Financial
                                             Officer


                                        Date:  September 4, 1998